Annual Report - Financial Statements

T. Rowe Price

Tax-free Short-
Intermediate Fund

February 28, 1998

Portfolio Highlights

SECTOR Diversification

                              Percent of    Percent of
                              Net Assets    Net Assets
                                 8/31/97       2/28/98
______________________________________________________________
___

Prerefunded Bonds                     22%           23%

General Obligation - Local            10            11

Dedicated Tax Revenue                 12             9

Hospital Revenue                       7             8

Air and Sea Transportation Revenue     8             7

Nuclear Revenue                        5             7

General Obligation - State            11             7

Lease Revenue                          7             6

Solid Waste Revenue                    5             5

Electric Revenue                       3             4

Educational Revenue                    5             4

Escrowed to Maturity                   -             3

Industrial and Pollution
    Control Revenue                    3             2

All Others                             4             5

Other Assets Less Liabilities         -2            -1

_________________________________________________________________

Total                                100%          100%

T. Rowe Price Tax-Free Short-Intermediate Fund

For a share outstanding throughout each period
Financial Highlights

                    Year
                   Ended
                 2/28/98 2/28/97  2/29/96  2/28/95  2/28/94

NET ASSET VALUE

Beginning of
period           $  5.35  $ 5.37   $ 5.25   $ 5.32  $  5.36

Investment
    activities

    Net investment
      income        0.22    0.23     0.23     0.22     0.22

    Net realized
      and unrealized
      gain (loss)   0.05   (0.02)    0.12    (0.07)   (0.04)

    Total from
      investment
      activities    0.27    0.21     0.35     0.15     0.18

Distributions
    Net investment
      income       (0.22)  (0.23)   (0.23)   (0.22)   (0.22)

    Net realized
      gain         (0.03)      -        -        -        -

    Total distri-
      butions      (0.25)  (0.23)   (0.23)   (0.22)   (0.22)

NET ASSET VALUE

End of period    $  5.37  $ 5.35   $ 5.37   $ 5.25  $  5.32
         __________________________________________________

Ratios/Supplemental Data

Total return       5.28%   4.02%    6.87%    2.91%    3.49%

Ratio of expenses to
average net assets 0.54%   0.56%    0.57%    0.59%    0.60%

Ratio of net
investment
income to average
net assets         4.23%   4.30%    4.39%    4.19%    4.18%

Portfolio turnover
rate               76.8%   84.3%    69.9%    93.1%    51.1%

Net assets, end
of period
(in thousands)  $438,951 $443,631 $445,228$454,084 $540,728

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund
    February 28, 1998

Statement of Net Assets

                                               Par    Value

                                              In thousands

ALABAMA  1.9%

Alabama Docks Dept. Fac., 5.50%,
    10/1/02 (MBIA Insured)              $   1,000 $   1,052

Alabama Municipal Electric Auth.
      5.75%, 9/1/01 (MBIA Insured)          3,000     3,157

Marshall County Health Care Auth.
    Guntersville-Arab Medical Center
      10.25%, 10/1/13                       3,830     4,066

Total Alabama (Cost  $8,223)                          8,275

ARIZONA  1.8%

Arizona Transportation Board
      6.35%, 7/1/05 (Prerefunded
      7/1/01!)                              6,400     6,952

Phoenix, Street and Highway User
      7.30%, 7/1/98 (Escrowed to
      Maturity)                               900       912

Total Arizona (Cost  $7,516)                          7,864

CALIFORNIA  0.1%

California Housing Fin. Agency,
    Multi-Unit Rental Housing
      5.75%, 8/1/98                           500       504

Total California (Cost  $499)                           504

COLORADO  3.3%

Denver City and County Airport
      6.00%, 11/15/03 (MBIA Insured) *      3,965     4,305

      7.00%, 11/15/25 *                     4,750     5,112

      7.30%, 11/15/00 *                     4,750     5,124

Total Colorado (Cost  $14,305)                       14,541

CONNECTICUT  2.0%

Connecticut Special Assessment
    Unemployment Compensation
      5.50%, 5/15/00 (AMBAC Insured)        8,300     8,595

Total Connecticut (Cost  $8,467)                      8,595

DISTRICT OF COLUMBIA  0.4%

Metropolitan Washington D.C.
    Airports Auth.
      6.00%, 10/1/00 (MBIA Insured) *   $   1,500 $   1,574

Total District of Columbia (Cost  $1,545)             1,574

FLORIDA  5.8%

Dade County, Resource Recovery Fac.
      6.00%, 10/1/99 (AMBAC Insured) *     10,740    11,112

Dunedin Utility Systems
      6.00%, 10/1/14 (FGIC Insured)
      (Prerefunded 10/1/99!)                3,000     3,105

Florida Inland Protection Fin.
      5.00%, 7/1/00 (FSA Insured)           3,665     3,761

Florida Municipal Power Agency, Stanton
    II Project
      6.50%, 10/1/20 (AMBAC Insured)
      (Prerefunded 10/1/02!)                  250       279

Reedy Creek Improvement Dist., Florida
    Utilities
      5.00%, 10/1/02 (AMBAC Insured)        6,000     6,247

Tampa Health Systems, Catholic Health East
      5.50%, 11/15/02 (MBIA Insured)        1,000     1,061

Total Florida (Cost  $25,266)                        25,565

GEORGIA  3.5%

Atlanta Airport Fac., 5.50%, 1/1/01
    (AMBAC Insured)                         5,000     5,202

Municipal Electric Auth. of Georgia
      5.00%, 1/1/02 (MBIA Insured)         10,000    10,335

Total Georgia (Cost  $15,246)                        15,537

HAWAII  0.9%

Hawaii, GO, 6.25%, 3/1/02 (FGIC Insured)    3,800     4,105

Total Hawaii (Cost  $3,991)                           4,105

ILLINOIS  0.5%

Chicago - O' Hare Int'l. Airport,
    Int'l Terminal
      7.25%, 1/1/00 (MBIA Insured) *        2,000     2,117

Total Illinois (Cost  $2,083)                         2,117

INDIANA  4.3%

Indiana HFFA
    Clarion Health Partners
      6.00%, 2/15/00                    $   5,330 $   5,529

      6.00%, 2/15/01                        5,600     5,885

Indianapolis, Public Improvement
      6.70%, 1/1/17 (Prerefunded 1/1/02!)   6,550     7,267

Total Indiana (Cost  $18,313)                        18,681

LOUISIANA  2.1%

Louisiana, GO, 6.00%, 8/1/00 (FGIC Insured) 7,250     7,601

Louisiana PFA, Student Loan, 6.10%, 9/1/00  1,180     1,231

Plaquemines Parish, British Petroleum
      VRDN (Currently 3.70%) *                500       500

Total Louisiana (Cost  $9,168)                        9,332

MARYLAND  4.8%

Maryland DOT, 6.50%, 11/1/99                3,895     4,072

Maryland Energy Fin. Administration
    Wheelabrator
      5.30%, 12/1/00 *                        825       849

      5.45%, 12/1/01 *                      1,185     1,233

Maryland HHEFA, Francis Scott Key
    Medical Center
      6.75%, 7/1/23 (FGIC Insured)
      (Prerefunded 7/1/00!)                 5,560     6,019

    Peninsula Regional Medical Center
      4.60%, 7/1/02                           955       970

Montgomery County, GO, Consolidated
    Public Improvement
      6.80%, 11/1/00 (Prerefunded 11/1/99!) 3,315     3,541

Northeast Maryland Waste Disposal Auth.
    Southwest Resource Recovery Fac.
      7.00%, 1/1/01 (MBIA Insured)          1,000     1,077

      7.05%, 1/1/02 (MBIA Insured)          2,430     2,677

Washington Suburban Sanitary Dist.,
    GO, 5.00%, 6/1/00                         800       821

Total Maryland (Cost  $20,646)                       21,259

MASSACHUSETTS  6.7%

Massachusetts, GO
      5.50%, 7/1/00                     $  12,000 $  12,431

      7.625%, 6/1/08 (Prerefunded
         6/1/01!)                           4,000     4,504

Massachusetts Health and Ed. Fac. Auth.
    Brigham and Womens Hosp.
      6.75%, 7/1/24 (Prerefunded 7/1/01!)   1,400     1,541

Massachusetts Turnpike Auth., BAN
      5.00%, 6/1/99 (Escrowed to
         Maturity)                         10,590    10,761

Total Massachusetts (Cost  $28,676)                  29,237

MICHIGAN  5.9%

Detroit Sewage Disposal, 5.00%, 7/1/02
    (FGIC Insured)                          7,400     7,656

Dickinson County Economic Dev.
    Solid Waste Disposal, 6.55%, 3/1/07     7,210     7,683

Michigan Building Auth., Fac. Program,
    5.00%, 10/15/00                         5,000     5,134

Michigan Hosp. Fin. Auth.
    Mercy Health
      5.25%, 8/15/01                          715       741

      5.25%, 8/15/02                          555       578

      6.00%, 8/15/01                        2,450     2,596

      6.00%, 8/15/02                        1,595     1,710

Total Michigan (Cost  $25,844)                       26,098

MISSISSIPPI  4.0%

Adams County, Jefferson Davis Memorial Hosp.
      8.00%, 10/1/16 (Prerefunded
         10/1/01!)                          3,805     4,358

Jackson County Industrial Sewage
    Fac., Chevron
      VRDN (Currently 3.70%) *              1,800     1,800

Mississippi Higher Ed. Assistance
    Student Loan
      6.00%, 7/1/00                         5,000     5,158

      6.10%, 1/1/01                         5,000     5,196

Mississippi Hosp. Equipment and Fac. Auth.
    Rush Medical Foundation, 5.40%, 1/1/07  1,205     1,234

Total Mississippi (Cost  $17,566)                    17,746

MISSOURI  1.5%
St. Louis
    Lambert Int'l. Airport
      6.00%, 7/1/02 (FGIC Insured) *    $   2,770 $   2,975

      6.00%, 7/1/03 (FGIC Insured) *        3,465     3,757

Total Missouri (Cost  $6,472)                         6,732

NEVADA  1.6%

Clark County School Dist., GO, 6.00%,
    6/15/02 (FGIC Insured)                  6,570     7,054

Total Nevada (Cost  $6,851)                           7,054

NEW JERSEY  1.2%

New Jersey Transportation Trust Fund Auth.,
    6.00%, 6/15/00                          5,000     5,234

Total New Jersey (Cost  $5,156)                       5,234

NEW YORK  15.7%

Dormitory Auth. of the State of New York
    City Univ., 9.25%, 7/1/00               5,180     5,765

    Interfaith Medical Center, 5.00%, 2/15/032,210    2,263

    Mental Health Services Fac.,
      6.00%, 8/15/03                       10,905    11,799

    Wyckoff Heights Hosp., 5.50%, 2/15/03   4,095     4,283

Metropolitan Transportation Auth.,
    Commuter Fac.
      5.00%, 7/1/04 (AMBAC Insured)         5,375     5,603

Nassau County, GO, 6.30%, 11/1/02 (FGIC
    Insured)                                3,295     3,607

New York City, GO
      5.25%, 8/1/00                         5,900     6,058

      5.25%, 8/1/03                        12,040    12,517

      6.00%, 10/15/06                       5,855     6,530

      6.75%, 8/1/04                         4,300     4,827

New York City Municipal Water Fin. Auth.
    Water and Sewer
      6.50%, 6/15/20 (Prerefunded
         6/15/02!)                          5,000     5,523

Total New York (Cost  $67,138)                       68,775

OHIO  1.8%

Cuyahoga County
    Univ. Hosp.
      6.00%, 1/15/01 (MBIA Insured)         2,120     2,230

Cuyahoga County
    Univ. Hosp.
      6.00%, 1/15/02 (MBIA Insured)     $   2,340 $   2,496

Ohio Building Auth., Adult Correctional
    Fac.
      5.75%, 4/1/01 (AMBAC Insured)         2,920     3,066

Total Ohio (Cost  $7,635)                             7,792

PENNSYLVANIA  8.5%

Pennsylvania, GO, 5.125%, 9/15/03
    (AMBAC Insured)                         5,000     5,245

Pennsylvania Intergovernmental
    Cooperative Auth. Philadelphia
      Funding Program
      5.75%, 6/15/99 (FGIC Insured)         5,000     5,128

      5.75%, 6/15/00 (FGIC Insured)         5,000     5,202

      6.00%, 6/15/02 (FGIC Insured)         5,000     5,371

Philadelphia, Water and Sewer
      7.50%, 8/1/10 (Prerefunded 8/1/01!)  10,000    11,271

Pittsburgh, Water and Sewer
      6.50%, 9/1/14 (FGIC Insured)
      (Prerefunded 9/1/01!)                 4,500     4,940

Total Pennsylvania (Cost  $36,308)                   37,157

RHODE ISLAND  0.5%

Rhode Island Student Loan, 6.20%, 12/1/98   2,000     2,030

Total Rhode Island (Cost  $2,000)                     2,030

SOUTH CAROLINA  5.5%

South Carolina Public Service Auth.
    Santee Cooper
      6.25%, 1/1/00 (AMBAC Insured)         3,000     3,127

      6.25%, 1/1/01 (AMBAC Insured)         2,000     2,118

      6.50%, 7/1/24 (AMBAC Insured)
      (Prerefunded 7/1/02!)                10,000    11,126

      7.10%, 7/1/21 (Prerefunded 7/1/01!)   7,125     7,927

Total South Carolina (Cost  $23,354)                 24,298

TEXAS  4.5%

Austin Utilities, 5.75%, 11/15/03
    (FSA Insured)                           5,000     5,358

Fort Worth, GO, 6.00%, 3/1/01               5,000     5,285
Goose Creek Independent School Dist., GO
      Zero Coupon, 2/15/99              $   1,200 $   1,156

Houston, GO, 4.375%, 3/1/99                   650       655

San Antonio Electric and Gas
      5.75%, 2/1/11 (Prerefunded 2/1/02!)   4,365     4,664

Texas Housing Agency
      6.25%, 3/1/98                           300       300

      6.25%, 9/1/98                           240       243

Tyler Health Fac. Dev.
    Mother Frances Hosp.
      5.25%, 7/1/01                           700       714

      5.25%, 7/1/02                         1,200     1,227

Total Texas (Cost  $19,242)                          19,602

UTAH  0.1%

Utah Housing Fin. Agency, 6.00%, 1/1/99       210       213

Total Utah (Cost  $210)                                 213

VIRGINIA  3.4%

Fairfax County Economic Dev. Auth.,
    Ogden Martin
      7.75%, 2/1/11 *                       5,445     5,773

Hampton Roads Medical College, 6.30%,
    11/15/02                                1,000     1,082

Virginia HDA, 5.90%, 1/1/00 *               1,865     1,909

Virginia Polytechnic Institute and State Univ.
      5.375%, 6/1/00                        1,000     1,033

      5.375%, 6/1/01                          750       781

Virginia Public School Auth., School Fin.,
      5.50%, 8/1/02                         4,150     4,391

Total Virginia (Cost  $14,698)                       14,969

WASHINGTON  4.8%

Chelan County Public Utility Dist., Zero
    Coupon, 7/1/62 *                        6,515     7,202

Washington Public Power
    Nuclear Project
      5.50%, 7/1/02                         5,000     5,243

      6.30%, 7/1/01 (FSA Insured)           2,000     2,135

      7.25%, 7/1/00                         2,000     2,140

      7.625%, 7/1/10 (Prerefunded 1/1/01!)  4,000     4,448

Total Washington (Cost  $20,802)                     21,168

WISCONSIN  3.9%

Wisconsin, GO, 6.30%, 5/1/11
    (Prerefunded 5/1/02!)               $   9,000 $   9,760

Wisconsin Public Power Agency
      7.50%, 7/1/10 (AMBAC Insured)
      (Prerefunded 7/1/00!)                 4,800     5,273

Wisconsin Transportation, 5.40%, 7/1/04     2,000     2,089

Total Wisconsin (Cost  $16,727)                      17,122

WYOMING  0.0%

Sublette County, PCR, Exxon, VRDN
    (Currently 3.70%) *                       200       200

Total Wyoming (Cost  $200)                              200

Total Investments in Securities
101.0% of Net Assets (Cost  $434,147)             $ 443,376

Other Assets Less Liabilities                        (4,425)

NET ASSETS                                        $ 438,951
                                                ___________
Net Assets Consist of:

Accumulated net investment income - net
    of distributions                              $      17

Accumulated net realized gain/loss - net
    of distributions                                   (199)

Net unrealized gain (loss)                            9,229

Paid-in-capital applicable to 81,762,074
    shares of $0.01 par value capital
    stock outstanding; 1,000,000,000
    shares authorized                               429,904

NET ASSETS                                        $ 438,951
                                                ___________

NET ASSET VALUE PER SHARE                         $    5.37
                                                ___________

     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
   BAN   Bond Anticipation Note
   DOT   Department of Transportation
  FGIC   Financial Guaranty Insurance Company
   FSA   Financial Security Assurance Corp.
    GO   General Obligation
   HDA   Housing Development Authority
  HFFA   Health Facility Financing Authority
 HHEFA   Health & Higher Educational Facility Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
   PFA   Public Facility Authority
  VRDN   Variable Rate Demand Note

T. Rowe Price Tax-Free Short-Intermediate Fund

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund

Statement of Operations
In thousands

                                                       Year
                                                      Ended
                                                    2/28/98

Investment Income

Interest income                                   $  20,806

Expenses
    Investment management                             1,856
    Shareholder servicing                               262
    Custody and accounting                              135
    Registration                                         39
    Prospectus and shareholder reports                   28
    Legal and audit                                      11
    Directors                                             7
    Miscellaneous                                         7

    Total expenses                                    2,345

Net investment income                                18,461

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities                                        1,329
    Futures                                            (224)

    Net realized gain (loss)                          1,105
Change in net unrealized gain or loss on securities   2,661

Net realized and unrealized gain (loss)               3,766

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  22,227
                                                ___________


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund

Statement of Changes in Net Assets
In thousands

                                             Year
                                            Ended
                                          2/28/98   2/28/97

Increase (Decrease) in Net Assets

Operations
    Net investment income               $  18,461 $  18,881
    Net realized gain (loss)                1,105     2,473
    Change in net unrealized gain or loss   2,661    (3,995)

    Increase (decrease) in net assets
      from operations                      22,227    17,359

Distributions to shareholders
    Net investment income                 (18,461)  (18,881)
    Net realized gain                      (2,474)        -

    Decrease in net assets from
      distributions                       (20,935)  (18,881)

Capital share transactions*
    Shares sold                           101,122    82,162
    Distributions reinvested               16,613    15,046
    Shares redeemed                      (123,707)  (97,283)

    Increase (decrease) in net assets
      from capital share transactions      (5,972)      (75)

Net Assets

Increase (decrease) during period          (4,680)   (1,597)
Beginning of period                       443,631   445,228

End of period                           $ 438,951 $ 443,631
                                    _______________________

*Share information
    Shares sold                            18,953    15,440
    Distributions reinvested                3,115     2,826
    Shares redeemed                       (23,189)  (18,288)

    Increase (decrease) in shares
      outstanding                          (1,121)      (22)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund
February 28, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 23, 1983.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $349,089,000 and $331,263,000, respectively, for the year ended February 28, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

At February 28, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $434,147,000, and net unrealized gain aggregated $9,229,000, of which $9,285,000 related to appreciated investments and $56,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $142,000 was payable at February 28, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $291,000 for the year ended February 28, 1998, of which $27,000 was payable at period-end.

Tax Information (Unaudited) for the Tax Year Ended 2/28/98

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $2,474,000 from long-term capital gains; of which $818,000 was subject to the 20% rate gains category.

o   $18,442,000 which qualified as exempt-interest dividends.

T. Rowe Price Tax-Free Short-Intermediate Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

We have audited the accompanying statement of net assets of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. as of February 28, 1998, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years presented were audited by other auditors, whose report, dated March 17, 1995, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. as of February 28, 1998, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland

March 18, 1998

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Short-
Intermediate Fund(registered trademark).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

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515 South Flower St.
Los Angeles, CA 90071

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10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F56-050  2/28/98

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE
FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds


February 28, 1998

T. Rowe Price

Report Highlights

Tax-Free Funds

o All five funds posted better returns than their peer group averages for the 6- and 12-month periods ended
     February 28, 1998.

o Municipal bonds performed well during both periods, buoyed by subdued inflation and a flight to the quality of U.S. bonds following the Asian financial crisis.

o Municipal credit ratings improved significantly due to continuing economic growth. Yield spreads between higher- and lower-quality bonds narrowed to record lows, providing an extra boost to the high-yield sector.

o We expect slower economic growth and continued low inflation in 1998, which bodes well for municipal bond investors.

Fellow Shareholders

The bond market and your funds enjoyed good returns during the past 6- and 12-month periods, fueled by low inflation and credit upgrades due to strong economic growth. In the aftermath of the currency crises in Southeast Asia, domestic bonds, including municipals, benefited from a flight to the relative stability of U.S. fixed income markets.

MARKET ENVIRONMENT

During the six months ended February 28, 1998, municipal bond prices rose and yields declined, with yields on long-term AAA-rated bonds falling about 27 basis points (100 basis points equal one percent) from the end of August. Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. As a result, the yield curve flattened throughout most of the past six months, causing long-term bonds to outperform shorter maturities.

Municipal Bond and Note Yields

                                               1-Year Moody's
          30-Year AAA         5-Year AAA      Investment Grade
      General Obligation  General Obligation       1 Note

2/28/97       5.5                 4.4                3.7
              5.75                4.75               3.9
              5.6                 4.8                3.95
5/97          5.5                 4.55               3.9
              5.45                4.4                3.85
              5.15                4.15               3.85
8/97          5.35                4.35               3.85
              5.25                4.2                3.8
              5.23                4.15               3.8
11/97         5.18                4.2                3.85
              5.03                4.1                3.85
              5                   4                  3.65
2/28/98       5.08                4.05               3.6

The major influence on rates was (and continues to be) moderate inflation in the U.S. Consumer prices increased only slightly, and producer prices actually declined over the last 12 months. The Federal Reserve has left short-term interest rates unchanged since March 1997 despite strong economic growth. Shortly after the hike in the federal funds rate last spring, yields had risen in anticipation of further Fed tightening, but low inflation and the events in Asia have put the Fed on hold.

The municipal market also benefited from the positive impact of subdued inflation on all fixed income investments. However, municipals underperformed Treasuries as issuers rushed to the market to take advantage of low borrowing costs, driving up supply. Issuance rose 20% in 1997, and supply so far in 1998 is the highest ever for the first two months of the year. Strong economic growth boosted the financial condition of municipal governments, resulting in improving municipal credits. Rating upgrades exceeded downgrades by a seven-to-one margin. The difference between the yields of higher- and lower-quality bonds narrowed, contributing to good returns from lower-quality bonds.

TAX-EXEMPT MONEY FUND

Our longer-maturity strategy resulted in relatively good returns and enabled your fund to outperform its peer group during both the 6- and 12-month periods ended February 28, 1998.

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Exempt Money Fund             1.60%           3.24%

Lipper Tax-Exempt Money
Market Funds Average              1.52            3.09

The fund ended its fiscal year with a weighted average maturity of 59 days, close to where it was at the end of February and August of 1997. This maturity was significantly longer than the peer group average of 43 days, and it ranged from 10 to 20 days longer than the competition throughout the last six months. Our longer maturity posture was warranted by both a stable U.S. monetary policy and strong cash flows into the short-term tax-exempt sector. Your fund's increased holdings in six-month to one-year maturities provided an additional average yield of 10 to 20 basis points.

Short-term tax-exempt yields closed the fiscal year at 3.50% for six-month and 3.60% for one-year maturities. These yields were 20 and 25 basis points lower, respectively, than the yields that prevailed on August 31, but only five to 10 basis points lower than a year ago. All in all, the rate environment has been remarkably docile in the short end of the yield curve, and most of the move toward lower yields took place during the first two months of 1998.

The supply of new short-term issues increased more than 10% in 1997 to almost $46 billion, the largest yearly volume since 1993. More important, however, was the increase in tax-exempt money fund assets, which rose almost $25 billion to a record $172.3 billion. As investors have become more willing to accept a lower rate of return for stability of principal, money funds across the board have benefited. This is best evidenced by the assets of all money funds, both tax-exempt and taxable, which surpassed the $l trillion milestone in 1997 and reached $1.124 trillion on February 28, 1998.

TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Free Short-
Intermediate Fund                 3.08%           5.28%

Lipper Short-Intermediate
Debt Funds Average                2.91            5.14

Your fund posted solid returns and outperformed the Lipper Short-Intermediate Debt Funds Average over both the 6- and 12-month periods ended February 28, 1998. Returns were enhanced by an extension of duration, a low expense ratio, and a narrowing of yields between higher- and lower-quality bonds. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

At the end of August the fund's duration was 2.8 years, which we considered a neutral posture. In September, Treasury yields began to fall and new issuance of municipal bonds increased. This additional supply kept municipal yields from falling as fast as Treasury yields and improved the relative attractiveness of tax-exempt bonds. At that time, we considered municipal yields appealing enough to extend duration to a more aggressive
3.1 years. When municipal yields continued to drop into January, we shortened the fund's duration slightly to 3.0 years, where it stood at the end of the reporting period.

Also helping performance was the improving credit quality of many municipal issuers. As a result, more than 10% of fund holdings enjoyed credit upgrades during the past 12 months.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Intermediate-term bonds generated strong returns over the last 12 months, a combination of good capital appreciation and coupon income. Fund results were ahead of the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods ended February 28, 1998. The fund's superior performance relative to its peers occurred in the second half of the fiscal year as we extended duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) Also contributing to the strong results was the fund's low expense ratio.

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months

__________________________________________________________________

Tax-Free Insured
Intermediate Bond Fund            4.39%           7.31%

Lipper Intermediate
Municipal Debt Funds Average      4.07            7.10

During the first six months, we had adopted a slightly defensive duration posture that caused us to lag our peer group. When bond prices fell and yields moved higher in August and September, we took advantage of the opportunity to move from a defensive to a neutral posture. The heavy supply of new municipal bond issuance caused Treasuries to outperform municipals in late 1997, resulting in narrower spreads between tax-exempt and taxable yields. Municipal bonds grew more attractive relative to taxable securities, and we extended duration further. As prices continued to rally into January, we trimmed duration once again to 5.5 years at the end of February. The continuing growth of insured bonds added to the municipal market's appeal, as insured securities approached 50% of all new issues in 1997.

We also adopted a "barbell" structure for part of the portfolio, which consists of shorter- and longer-term securities together producing an intermediate duration with a higher yield. The combination of the two securities appreciates in value faster than a single bond with an intermediate-term duration.

TAX-FREE INCOME FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
___________________________________________________________________

Tax-Free Income Fund              5.18%           9.37%
Lipper General Municipal

Debt Funds Average                4.99            9.12

Long-term national municipal bond funds performed well over the past year with total returns above 9% as long-term interest rates ended about 40 basis points lower than a year ago. This compares with an average annual return closer to 7% for these funds over the last five years. Your fund's results exceeded those of its Lipper peer group average for the 6- and 12-month periods ended February 28, 1998.

The Tax-Free Income Fund surpassed the average for its peers due to several factors. First, we extended duration in the second half of the fund's fiscal year as we put more cash to work in the long end of the market. Second, we followed a "barbelled" maturity strategy to take advantage of a flattening yield curve with long rates falling while short-term rates were little changed. This meant holding fewer intermediate-term bonds that did not appreciate as much as long-term securities. The duration of the fund (see Tax-Free Short-Intermediate Fund section for an explanation) was slightly shorter at the end of February as more bonds traded to their call dates. To mitigate this effect, we continued to overweight noncallable bonds among maturities longer than 10 years. Finally, we tried to enhance the yield by holding older premium bonds with higher coupons, while deploying new cash into more price-sensitive lower-coupon bonds.

While the fund's portfolio structure produced good returns, in retrospect we should have invested in more lower-quality bonds to participate further in the spread tightening of the past year. We were pleased that many of our larger lower-rated positions performed well and were upgraded during the year.

TAX-FREE HIGH YIELD FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Free High Yield Fund          5.51%          10.42%
Lipper High Yield Municipal

Debt Funds Average                5.39           10.13

The high-yield sector was the best-performing part of the municipal bond market last year, buoyed by narrowing differences in yields between higher- and lower-quality bonds. The yield spread declined to a record low level during the period. Within this environment, the Tax-Free High Yield Fund generated strong returns and outperformed the average of similar funds for both the fiscal year and most recent six months. The fund's return over the past 10 years is also well ahead of the average for competing funds.
The narrowing of credit quality yield spreads was the dominant theme of the municipal high-yield market last year, since tighter spreads enhance the price performance of lower-quality bonds versus higher-quality securities. Much of the tightening occurred during the first half of the year, with spreads stabilizing at the lower level over the second half. To illustrate, consider the yield spread difference between our municipal high-yield index with an average rating of BB+ versus one composed of bonds with an average AA rating. Since January 1995, the spread between these two indices has moved from 130 basis points to only 30 basis points. The principal forces that could reverse this trend, such as a recession and heavy high-yield issuance, do not appear likely at present. Thus, we expect the difference between yields of lower- and higher-quality to remain narrow.

Quality Diversification

Tax-Free High Yield Fund

AAA    AA       A        BBB       BB and Below
4%     26%      20%      27%       23%

While this compression of yield spreads has generally reduced our enthusiasm for lower-quality bonds, we are nevertheless able to find issues to our liking. Over the past six months, the fund's exposure to below-investment-grade bonds rose from 19% to 23% of net assets. Our weighting in bonds rated BBB fell from 32% to 27% due to an upgrade of the fund's largest holding, New York City general obligation bonds.
New York City's rating upgrade illustrates a broader trend: while the fund's average credit quality is little changed from a year ago, nearly 12% of holdings were upgraded by at least one rating agency last year. Fund performance during the past six and 12 months benefited from its higher noninvestment-grade exposure, low expense ratio, the ratings upgrades discussed, and a modest extension of duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) We began the recent six-month period with a duration of 7.0 years and ended at 7.2 years as interest rates rose in February. The fund's weighted average maturity hovered around 19 years, and cash levels averaged about 3%.

OUTLOOK

The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

Municipal bonds produced good results over the last 12 months despite the steady growth of new issuance. However, we ended the year with a slightly more cautious view. A surge in issuance in the first quarter of 1998 meant we were paid to be patient as yields rose from their lows in mid-January. Municipal bonds look attractive compared with taxable alternatives, which could represent an opportunity to buy bonds at higher yields.

We anticipate slower economic growth in 1998, continued low inflation, and stable monetary policy, all of which should be favorable for the municipal bond market.

Respectfully submitted,

Mary J. Miller
Director, Municipal Bond Department

March 20, 1998

T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Exempt Money Fund
_____________________________________________________________________

Price Per Share                      $    1.00   $   1.00

Dividends Per Share

    For 6 months                         0.016      0.016

    For 12 months                        0.031      0.032

Dividend Yield (7-Day Compound) *         3.04%      3.03%

Weighted Average Maturity (days)            60         59

Weighted Average Quality **         First Tier First Tier

Tax-Free Short-Intermediate Fund
_______________________________________________________________________

Price Per Share                      $    5.33   $   5.37

Dividends Per Share

    For 6 months                          0.11       0.11

    For 12 months                         0.22       0.22

Dividend Yield *

    For 6 months                          4.27%      4.28%

    For 12 months                         4.37       4.32

Capital Gain Distribution (long
    term, paid 12/30/97)                     -   $   0.01

Weighted Average Maturity (years)          3.8        4.1

Weighted Average Effective
    Duration (years)                       2.8        3.0

Weighted Average Quality ***               AA-         AA


T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Free Insured Intermediate Bond Fund

_______________________________________________________________________

Price Per Share                      $   10.86   $  11.06

Dividends Per Share

    For 6 months                          0.24       0.24

    For 12 months                         0.48       0.48

Dividend Yield *

    For 6 months                          4.44%      4.49%

    For 12 months                         4.56       4.52

Capital Gain Distribution (paid 12/30/97)

    Short-Term                               -   $   0.02

    Long-Term                                -       0.01

Weighted Average Maturity (years)          8.5        8.4

Weighted Average Effective Duration
    (years)                                5.4        5.5

Weighted Average Quality ***                AA         AA

Tax-Free Income Fund
______________________________________________________________________

Price Per Share                      $    9.71   $   9.95

Dividends Per Share

    For 6 months                          0.26       0.26

    For 12 months                         0.52       0.52

Dividend Yield *

    For 6 months                         5.40%      5.33%

    For 12 months                         5.51       5.44

Weighted Average Maturity (years)         17.4       17.1

Weighted Average Effective
    Duration (years)                       7.5        7.4

Weighted Average Quality ***               AA-        AA-

T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Free High Yield Fund
______________________________________________________________________

Price Per Share                      $   12.33   $  12.66

Dividends Per Share

    For 6 months                          0.35       0.34

    For 12 months                         0.70       0.69

Dividend Yield *

    For 6 months                          5.74%      5.57%

    For 12 months                         5.92       5.74

Weighted Average Maturity (years)         18.7       18.9

Weighted Average Effective Duration
    (years)                                7.0        7.2

Weighted Average Quality ***                A-         A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 2/28/98
                         SinceInception
               1 Year  5 Years 10 Years Inception    Date
______________________________________________________________________

Tax-Exempt Money 3.24%    2.87%    3.65%        -  4/8/81

Tax-Free Short-
    Intermediate 5.28     4.50     5.44         -12/23/83

Tax-Free Insured
    Intermediate
    Bond         7.31     5.81        -      6.87%11/30/92

Tax-Free Income  9.37     6.33     7.70         -10/26/76

Tax-Free High
    Yield       10.42     7.15     8.58         -  3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from each fund's return.

Tax-Exempt Money Fund
As of 2/28/98

            Lipper Tax-Exempt
              Money Market              Tax-Exempt
               Fund Index               Money Fund

2/88            $10,000$                 10,000
2/89             10,500                  10,508
2/90             11,120                  11,125
2/91             11,719                  11,705
2/92             12,176                  12,138
2/93             12,470                  12,424
2/94             12,707                  12,679
2/95             13,030                  13,012
2/96             13,464                  13,453
2/97             13,858                  13,864
2/98             14,296                  14,312

T. Rowe Price Tax-Free Funds

Performance Comparison

Tax-Free Short-Intermediate Fund
As of 2/28/98

        Lehman 3-Year   Lipper Short-        Tax-Free
          GO Bond       Intermediate    Short-Intermediate
            Index    Debt Funds Average        Fund

2/88      $10,000        $ 10,000            $10,000
2/89       10,261          10,389             10,314
2/90       11,088          11,183             11,073
2/91       12,016          12,038             11,855
2/92       12,996          12,989             12,677
2/93       14,124          14,182             13,629
2/94       14,615          14,731             14,105
2/95       14,998          15,040             14,515
2/96       16,206          16,130             15,512
2/97       16,952          16,808             16,136
2/98       17,857          17,720             16,987

Tax-Free Insured Intermediate Bond Fund
As of 2/28/98

        Lehman 7-Year Lipper Intermediate    Tax-Free
         Municipal      Municipal Debt Insured Intermediate
         Bond Index      Funds Average       Bond Fund

11/30/92  $10,000        $  10,000           $10,000
2/93       10,542         10,540              10,681
2/94       11,008         11,038              11,267
2/95       11,277         11,250              11,566
2/96       12,434         12,278              12,672
2/97       13,050         12,816              13,204
2/98       14,043         13,767              14,168

T. Rowe Price Tax-Free Funds

Performance Comparison

Tax-Free Income Fund
As of 2/28/98

           Lehman       Lipper General
         Municipal      Municipal Debt       Tax-Free
         Bond Index      Funds Average      Income Fund

2/88      $10,000        $10,000             $10,000
2/89       10,621         10,693              10,411
2/90       11,710         11,642              11,259
2/91       12,790         12,599              12,205
2/92       14,067         13,882              13,447
2/93       16,003         15,871              15,447
2/94       16,890         16,738              16,297
2/95       17,208         16,867              16,606
2/96       19,109         18,560              18,318
2/97       20,161         19,440              19,199
2/98       22,004         21,268              20,998

Tax-Free High Yield Fund
As of 2/28/98


                         Lipper High Yield   Tax-Free
       Lehman Revenue   Municipal Debt      High Yield
         Bond Index      Funds Average         Fund


2/88      $10,000        $10,000             $10,000
2/89       10,805         10,798              10,827
2/90       11,968         11,741              11,861
2/91       13,069         12,420              12,801
2/92       14,475         13,706              14,154
2/93       16,580         15,373              16,127
2/94       17,619         16,374              17,335
2/95       17,890         16,615              17,554
2/96       19,918         18,354              19,419
2/97       21,093         19,370              20,627
2/98       23,149         21,661              22,776

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
C03-050  2/28/98